                       SELECT DIMENSIONS VARIABLE ANNUITY
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                             SEPARATE ACCOUNT THREE
      SUPPLEMENT DATED OCTOBER 13, 1999 TO THE PROSPECTUS DATED MAY 3, 1999

The following sentence should be added in the Summary under the sub-section "Will Hartford pay a death benefit?" as the last sentence of the paragraph describing the Interest Accumulation Value, and as the last sentence of the sub-section entitled "Determination of the Death Benefit" in the "Death Benefits" section:

     The Optional Death Benefit may not be available if the Contract Owner or Annuitant is age 75 or older.

Due to a typographical error, the term "Contract Value" should be replaced with "Death Benefit" in the third sentence of the second paragraph of the section entitled "Death Benefits".

The second paragraph of the sub-section "Surrenders after the Annuity Commencement Date" in the section entitled "Surrenders" should be replaced with the following:

     Partial Surrenders are permitted after the Annuity Commencement Date if you elect a variable dollar amount payment under the Payments for a Period Certain Settlement Option, but check with your tax advisor because there may be adverse tax consequences.

333-69491
HV-2517